Schedule of Investments August 31, 2020 (unaudited)

Tortoise Energy Evolution Fund

	Shares	Fair Value
Common Stock - 86.8% (1)
Australia Power - 3.4% (1)
Spark Infrastructure Group	181,442	$297,921
Britain Power - 3.1% (1)
SSE plc	16,107	271,483
Canadian Crude Oil Pipelines - 5.9% (1)
Enbridge Inc.	16,472	527,433
Canadian Natural Gas/Natural Gas Liquids Pipelines - 5.7% (1)
TC Energy Corporation	10,833	505,468
Canadian Power - 5.1% (1)
Algonquin Power & Utilities Corp.	16,478	228,407
Innergex Renewable Energy Inc.	12,850	221,859
		450,266
Denmark Power - 3.9% (1)
Orsted A/S	2,414	341,727
France Power - 2.2% (1)
Engie SA	13,973	194,387
Germany Power - 3.9% (1)
RWE AG	8,750	348,420
Italy Power - 9.2% (1)
Enel SpA	60,161	544,768
Terna - Rete Elettrica Nazionale SpA	37,032	267,916
		812,684
Portugal Power - 4.0% (1)
EDP - Energias de Portugal, S.A.	70,041	356,058
Spain Power - 4.0% (1)
Iberdrola, S.A.	28,326	357,385
United States Diversified Infrastructure - 10.0% (1)
NextEra Energy, Inc.	1,920	536,007
Sempra Energy	2,862	353,886
		889,893
United States Natural Gas/Natural Gas Liquids Pipelines - 14.3% (1)
Cheniere Energy, Inc. (2)	7,496	390,167
Kinder Morgan, Inc.	17,553	242,582
ONEOK, Inc.	4,448	122,231
The Williams Companies, Inc.	24,888	516,675
		1,271,655
United States Oil & Gas Production - 3.1% (1)
BP p.l.c - ADR	9,273	194,084
Royal Dutch Shell PLC - ADR	2,735	81,175
		275,259
United States Power - 9.0% (1)
American Electric Power Company, Inc.	2,690	212,053
Covanta Holding Corporation	17,573	165,889
Exelon Corporation	5,747	212,122
Public Service Enterprise Group Incorporated	3,906	204,049
		794,113
Total Common Stock
(Cost $7,380,911)		7,694,152

Master Limited Partnerships - 11.7% (1)
United States Natural Gas/Natural Gas Liquids Pipelines - 5.7% (1)
Enterprise Products Partners L.P.	28,785	505,465
United States Refined Product Pipelines - 6.0% (1)
Magellan Midstream Partners, L.P.	8,880	337,529
MPLX LP	10,751	196,420
		533,949
Total Master Limited Partnerships
(Cost $1,154,067)		1,039,414

Short-Term Investment - 0.7% (1)
United States Investment Company - 0.7% (1)
First American Government Obligations Fund, Class X, 0.07% (3)
(Cost $65,820)	65,820	65,820

Total Investments - 99.2% (1)
(Cost $8,600,798)		8,799,386
Other Assets in Excess of Liabilities, Net - 0.8%(1)		71,470
Total Net Assets - 100.0%(1)		$8,870,856

(1)	Calculated as a percentage of net assets.
(2)	Non-income producing security.
(3)	Rate indicated is the current yield as of August 31, 2020.
ADR - American Depository Receipt

The Fund has adopted fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below.

Level 1 - Quoted prices in active markets for identical assets or liabilities.
Level 2 - Observable inputs other than quoted prices included in Level 1. These inputs may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Significant unobservable inputs for the asset or liability, representing the Fund's view of assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following table is a summary of the inputs used to value the Fund's securities by level within the fair value hierarchy as of August 31, 2020:

	Level 1	Level 2	Level 3	Total
Common Stock	$4,714,087	$2,980,065	$-	$7,694,152
Master Limited Partnerships	1,039,414	-	-	1,039,414
Short-Term Investment	65,820	-	-	65,820
Total Investments	$5,819,321	$2,980,065	$-	$8,799,386

Refer to the Fund's Schedule of Investments for additional industry information.